FIRST pactrust BANCORP, INC.™

August 2011

FIRST pactrust BANCORP, INC.

Important Disclosures

Forward-Looking Statements

These materials contain various forward-looking statements that are based on assumptions and describe our future plans and strategies and our expectations. These forward-looking statements are generally identified by words such as "believe," "expect," "intend," "anticipate," "estimate," "project," or similar words. Our ability to predict results or the actual effect of future plans or strategies is uncertain. Factors which could cause actual results to differ materially from those anticipated include, expected cost savings, synergies and other benefits from our merger and acquisition activities, including our pending acquisition of Gateway Bancorp, might not be realized within the anticipated time frames or at all, might result in goodwill charges and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; but are not limited to the continuation or worsening of current recessionary conditions, as well as continued turmoil in the financial markets; our ability to implement our acquisition strategy and the applicability of the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions to us; the credit risks of lending activities, which may be affected by further deterioration in the real estate market, may lead to decreased loan delinquencies, losses and nonperforming assets in our loan portfolios, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market area; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; results of examinations of us by our regulatory agency or by other regulatory authorities, including our compliance with our Memorandum of Understanding and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business, including changes in the interpretation of regulatory capital or other rules; our ability to control operating costs and expenses; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; the network and computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; adverse changes in the securities markets; earthquake, fire or other natural disasters affecting the condition of real estate collateral; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services and the other risks described as detailed in the Company's reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. As used herein, the "Company," "we," "us" and "our" refer to First PacTrust Bancorp, Inc. and the "Bank" refers to Pacific Trust Bank, a wholly owned subsidiary of the Company.

Analysts Information

The "rating" and "price target" information set forth on page 12 herein was obtained from reports published by the respective securities analysts listed. The Company has no affiliation with these analysts and did not participate in the preparation of their reports. By including this rating and price target information herein, the Company does not in any way endorse or support such information or assume any responsibility for its accuracy. Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company's stock. There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company's stock that differ materially from those contained herein. The ratings and price targets contained herein are the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

FIRST pactrust BANCORP, INC.

Executing on Growth

Significant Progress Since Raising Capital in November 2010

- Completed $60.0 million Capital Raise — November 2010
- New Management — November 2010 – May 2011
- TARP Repayment — December 2010
- Opened New Branch in La Jolla — March 2011
- Gateway Business Bank Acquisition Announced — June 2011
- Follow-on Capital Raise: $26 million — June 2011
- Opened New Branch in San Marcos — June 2011
- Received OTS approval to open Santa Monica + Century City Branches — July 2011
- ? — August - September 2011

FIRST pactrust BANCORP, INC. Overview

Community Roots
- ✓ Chartered by the U.S. Office of Thrift Supervision
- ✓ Insured by the FDIC
- ✓ Founded in 1941 with 70 years of continuous operations (public since 2002)
- ✓ Former credit union for Rohr, Inc.
- ✓ 123 FTE and 18,000 depository relationships

Branch Network
- ✓ 11 banking locations, including 8 full service branches; two additional branches opening in late 2011
- ✓ Member of CU Service Center Network with over 4,300 shared branch locations throughout the U.S.
- ✓ 0.74% cost of deposits with no brokered funds
- ✓ Funding costs continue to trend down

Credit Underwriting
- ✓ Average FICO score at origination of 739
- ✓ Average LTV at origination of 58%
- ✓ No construction or subprime loans . Limited land loans
- ✓ 19 non-performing loans ($14.2 million, net of SVAs), 32 as TDRs ($21.9 million), and 23 OREO assets ($15.0 million)

Attractive Market
- ✓ 1st Deed of Trust SFR mortgages focused in beach cities throughout the San Diego area (i.e., La Jolla, Coronado, Rancho Santa Fe, Del Mar and Carlsbad)
- ✓ Rebounding home prices in San Diego since Q3-09

Strong Capital Partners
- ✓ Completed $60 million capital raise led by TCW & COR
- ✓ Completed $26 million follow-on capital raise (6/11)
- ✓ Anticipate $32 million of SBLF in Q3

Ranking for Largest Community Bank Franchises in San Diego by Assets *

NAME (CHARTER TYPE)	12/31/2007	12/31/2008	12/31/2009	MOST RECENT
California Bank & Trust (STATE)	1	1	1	1
Pacific Western Bank (STATE)	2	2	2	2
Imperial Capital Bank (STATE)	3	3	FAIL	FAIL
LaJolla Bank (FEDERAL)	4	4	3	FAIL
San Diego National Bank (FEDERAL)	5	5	FAIL	FAIL
Bank of Internet USA (FEDERAL)	6	6	4	3
PACIFIC TRUST BANK (FEDERAL)	**7**	**7**	**6**	**5**
Torrey Pines Bank (STATE)	8	8	5	4
1st Pacific Bank of California (STATE)	9	10	9	FAIL
Metro United Bank (STATE)	10	9	7	6
Regents Bank (FEDERAL)	11	12	10	8
Silvergate Bank (STATE)	12	11	8	7
Balboa Thrift and Loan Association (STATE)	13	13	12	13
Discovery Bank (STATE)	14	16	NA	NA
Security Business Bank of S.D. (STATE)	15	14	13	11
Home Bank of California (STATE)	16	17	14	16
California Community Bank (STATE)	17	15	11	9
Neighborhood National Bank (FEDERAL)	18	18	16	17
San Diego Trust Bank (STATE)	19	NA	15	12
Rancho Santa Fe Thrift & Loan (STATE)	20	20	NA	NA
Borrego Springs Bank (FEDERAL)	NA	19	20	15
San Diego Private Bank (STATE)	NA	NA	17	18
First Business Bank (FEDERAL)	NA	NA	18	NA
Seacoast Commerce Bank (STATE)	NA	NA	19	19
Coronado First Bank (STATE)	NA	NA	NA	20

*Source: FDIC Website as of 3/31/2011.

FIRST pactrust BANCORP, INC.

CAMEL Summary as of 6/30/11

	Key Metrics
CAPITAL	✓ $13.91 Tangible Common Equity per share ✓ $160.5 million Tangible Common Equity ✓ 11.6% Tangible Common Equity (Bank) ✓ 16.0% Tier 1 Risk-Based (Bank) ✓ 17.2% Total Risk-Based (Bank) ✓ $172.2 million market cap
ASSETS	✓ $882.6 million of assets ✓ $683.2 million total gross loans, 81% first deed of trust SFRs ✓ 1.25% loan loss reserve ✓ $74.6 million security portfolio, plus $55.6 million in interest bearing deposits
MANAGEMENT	✓ Prudent approach to underwriting & lending and proven ability to transform "thrifts" into community banks ✓ Executive team responsible for 17 bank acquisitions / integrations in California ✓ Deep expertise with unassisted and FDIC assisted acquisitions.
EARNINGS	✓ $1.5 million earnings in Q2-2011 ✓ Net interest margin 3.63% (Q2) ✓ $0.11 second quarter dividend
LIQUIDITY	✓ $685.9 million deposits, no brokered deposits ✓ 0.74% cost of deposits ✓ $30.0 million of FHLB borrowings ✓ $135.7 million in cash and securities

Positioned for growth

- ✓ Exceeds regulatory capital standards for "well-capitalized" banks. Capital to support up to $1.0 billion of organic growth without need for new capital. Capacity to acquire added capital for accretive transactions ($250 million shelf)
- ✓ Significant capacity to originate or acquire meaningful volumes of CRE and small business (C&I) loans
- ✓ Management team with diverse experience in executing consolidation strategy in Southern California market

FIRST pactrust BANCORP, INC.

Growth Strategy

1. Organic Growth

- ✓ Increase market penetration within the Bank's primary footprint and expand into neighboring regions
  - — Acquire prime branch locations from distressed sellers or the FDIC
  - — Open new retail banking locations and staff with well known community bankers to attract core deposits
  - — Enhance loan and deposit product set
  - — Establish high quality C&I and community banking relationships
- ✓ Diversify portfolio and prudently deploy capital by originating high quality commercial real estate and C&I loans
  - — Hire great talent with strong production and risk management skills
  - — Exploit high market demand resulting from limited supply of lenders in Southern California
  - — Strengthened balance sheet, strong credit and pricing with reduced concentration risk

2. Traditional M&A

- ✓ Selectively explore traditional acquisitions
- ✓ Focus on banks with the following characteristics
  - — Privately held or limited trading liquidity
  - — Subscale (< $1.5 billion in assets)
  - — Broken business models
  - — Enlightened boards and management teams that understand the "new paradigm" in banking as well as the value of partnering with a strong community bank.
- ✓ Strategic benefits to franchise development
  - — Markets
  - — Products
  - — People

3. FDIC-Based M&A

- ✓ Pursue strategic transactions with FDIC assistance
  - — Focus on smaller banks (i.e., $500 million in assets and less) in attractive markets
  - — FDIC's troubled list is currently over 800 banks
- ✓ Acquire attractive assets from the FDIC
  - — Acquired La Jolla branch in November 2010 from FDIC
  - — Acquired San Marcos branch in February 2011 from FDIC
  - — Additional properties and notes may become available

Business Foundation - Philosophy


Scalable Business
Management Team
Mission Statement:
To be the premier community bank in Southern California serving the needs of growing families, high net worth individuals, professionals, small to mid sized businesses and their owners
Strong Balance Sheet
Access to Capital
Market Opportunity

FIRST pactrust BANCORP, INC.

Management Team

Officer	Position	Experience
Greg Mitchell	President & CEO	✓ Transformed a thrift with six branches and $700 million in assets to 68 branch and $7.7 billion national bank. ✓ Investment banker focusing on regional banks. ✓ Former regulator with OTS, founder of Capital Assistance Group for troubled thrifts during RTC
Richard Herrin	Chief Administrative Officer	✓ FDIC regulator until 2010; Special Operations Group overseeing distressed financial institutions; Receiver In Charge of failed banks ✓ Southern California banker with credit, operations and asset management experience
Matt Bonaccorso	Chief Credit Officer	✓ Managed the Western operation of Special Assets Group at U.S. Bank ✓ 30+ years of banking experience ✓ Lecturer at OCC Credit Officer conferences
Marito Domingo	Chief Financial Officer and Treasurer	✓ Successfully raised $610 million in capital for Doral Financial & lead balance sheet restructuring ✓ Deep expertise in mortgage banking, balance sheet management & treasury/capital markets
Chang Liu	Chief Lending Officer	✓ 20+ years of commercial banking expertise ✓ Player/Coach with deep production skills
Gaylin Anderson	EVP – Retail Banking	✓ 20+ years of retail banking expertise ✓ Deep skills in transforming cultures and driving growth in core banking relationships

- ✓ Recent Additions Joseph Abraham (Credit Services), new RE manager, New HR manager with enhancements in retail banking, IT and operations
- ✓ Team members have successfully transformed a small Southern California based thrift into a regional bank with 68 branches and $7+ billion in assets and robust levels of organic loan production
- ✓ Team members have overseen the acquisition and integration of more than 17 banks in California
- ✓ Team members possess deep skill and insights in unassisted and assisted acquisitions as well as other FDIC opportunities
- ✓ **Equity ownership of insiders exceeds 30% of fully-diluted shares outstanding**

FIRST pactrust BANCORP, INC.

Access to Capital

Bancorp maintains 18.2% tangible equity to total assets

- ✓ Strong capital position made stronger through $26 million common equity raise (completed at a 4.4% discount to market); FPTB's tangible common equity to asset ratio now stands to 18.2%
  - FPTB maintains sufficient equity to support M&A activities and organic growth
- ✓ Strong capital position at Pacific Trust Bank
  - Q2 2011 total core capital to adjusted tangible assets stands at 11.6% and total risk-based capital ratio stands at 17.2%
  - 100% of capital would be tangible equity with no TRUPS, goodwill or debt
  - Could support more than $450+ million in added CRE assets without exceeding concentration limits
- ✓ FPTB has on-balance sheet capacity to inject $20+ million in capital to Pacific Trust Bank, net of Gateway transaction requirements and targeted cash balances
- ✓ May elect to accept up to $32 million of SBLF
- ✓ Strong institutional investor base led by Trust Company of the West and COR Capital


FPTB: TCE to Assets
20.0%
15.0%
10.0%
5.0%
0.0%
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
TCE to Assets
8.8%
9.2%
15.8%
16.3%
18.2%

Pacific Trust Bank Regulatory Capital Ratios

Ratio	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
Total Core Capital	9.2%	9.8%	11.1%	12.1%	11.6%
Tier 1 Risk-based Capital	12.1%	12.9%	14.9%	16.0%	16.0%
Total Risk-based Capital	13.4%	14.2%	16.2%	17.3%	17.2%

FIRST pactrust BANCORP, INC.

Market Opportunity

Southern California Banks with Assets < $1.0 Billion*			
Service Area	**Number**	**Assets ($mm)**	**Assets/Bank ($mm)**
Los Angeles Service Areas	88	$24,555,905	$279,044
San Diego/Orange County Service Areas	58	$14,865,761	$256,306
Grand Total	**146**	**$39,421,666**	**$270,011**

Belief

1. Banks with less than $500 million to $1 billion in assets in Southern California are sub-scale and face increasing difficulties achieving profitability. These include concentration risks, regulatory pressure to consolidate, and difficulties raising capital.
2. First PacTrust is well positioned to be a leading consolidator of the market with a liquid, public currency, strong management team, scalable balance sheet and profitable business with attractive dividend.

Rationale

✓ Banks facing increased regulatory and earnings pressure are more and more likely to seek better-capitalized, well-equipped partners such as First PacTrust Bancorp.

- There are nearly 150 potential consolidation targets with < $1 Billion in assets headquartered within First PacTrust's footprint.
- First PacTrust can offer public stock in a transaction that provides tax efficiency to potential targets.
- Most of the other acquirers are either too large to focus on sub $500 million to $1 billion banks or are private, cash buyers without the ability to provide targets with continuing bank exposure.

*Source: FDIC website with 9/30/10 reported data.
Los Angeles Service Area include Long Beach, Santa Ana, Oxnard, Thousand Oaks, and Ventura. San Diego/Orange County Service areas include Riverside, San Bernardino, Ontario, Carlsbad, and San Marcos.

FIRST pactrust BANCORP, INC.

Strong Balance Sheet

Assets as of June 30, 2011

- ✓ $135.7 million of cash and securities including fed funds, agencies and RMBS/Re-REMICs
  - Marked to market accounting based on independent valuations provided by Red Pine-Houlihan Lokey
  - Strong investment returns historically including 2008-2011

- ✓ $669 million of performing loans comprised primarily of first deeds of trust on SFR
  - Performing loans held at book value
  - Receive independent valuation of every SFR at least twice per year from Data Quick
- ✓ $29.3 million of non-performing assets including non-performing loans and OREO
  - All NPAs receive updated appraisal upon entry into NPA category and are marked at no more than 90% of appraised value

Liabilities as of June 30, 2011

- ✓ $685.9 million in deposits
  - No brokered deposits
  - Deposit costs declined to 74 bp, as of 6/30/11, as Bank focuses on core deposits
  - Stable, growing funding base – 2 new SD branches opened with 2 more scheduled in LA
- ✓ Only $30 million FHLB borrowings with no other wholesale funding
- ✓ Ability to take advantage of massive displacement of quality bankers ,premium retail banking locations and disaffected consumers (organic growth)
- ✓ Project moderate growth in low cost deposits as PacTrust rolls-out small business and community banking initiatives

- ✓ No debt or preferred stock (repaid TARP in 2010)
- ✓ 17.18% Total Risk Based Capital (Bank)
- ✓ $44.6million in excess total risk based capital
- ✓ Eligible for Small Business Lending Fund, active shelf registration and strong relationships with potential capital partners

Scalable Business

Belief

1. Community banks with strong and scalable balance sheets, solid capital levels with access to capital markets, and proven management teams in achieving organic and acquisitive growth will thrive in the current economic and regulatory environment and have the ability to produce superior returns to shareholders
2. With the capacity to originate or acquire more high-quality CRE and C&I loans, Pacific Trust Bank is positioned to take advantage of limited competition and high demand with the "small ticket" commercial real estate segment
3. Due to its large SFR loan concentration and lack of competition, First PacTrust can advance its other commercial lending businesses

Rationale

- ✓ Numerous failures of both community and regional banks in Southern California have left a massive void in the lending market
- ✓ Majority of displaced customers are "highly dissatisfied" with their new bank
- ✓ Due to the scarcity in supply of loan originators, First PacTrust will benefit from advantageous credit and pricing terms
- ✓ Having previously overseen billions in bank assets, First PacTrust's management team has extensive experience underwriting in these asset classes
  - As numerous local banks seek additional capital to strengthen balance sheets, absorb losses from legacy positions, and meet regulatory capital requirements, they are unable to meet the credit needs of credit-worthy clients
  - Many banks are prevented from lending in CRE & C&I asset classes due to concentration limits
  - Regulations limit exposure to each asset class to no more than 350% its Tier 1 equity

FIRST pactrust BANCORP, INC.

Market Beginning to Recognize Execution

Relative Performance

First PacTrust Bancorp, Inc. - Price Change (%)


FPTB
NASDAQ Bank (-7.14%)
S&P 500 (+6.53%)
Price Change (%)
80
60
40
20
0
-20
Sep 2010
Nov 2010
Jan 2011
Mar 2011
May 2011
Jul 2011
Thousands
1,400
1,200
1,000
800
600
400
200
0
FPTB-Vol

Price	$11.88	As of 08/5/11	
Yield / Div.	35.1% /	$0.215	
Market Cap	$137.7M	Avg Volume (3M)	73,854
Tangible Book Value	$160.5M	Volatility	37%
Shares Outstanding	11,596,270	Beta	0.60

Analyst	Date Initiated	Rating	Price Target
Baird	10/15/2010	Overweight	$21.00
Wunderlich	01/25/2011	Buy	$20.00
Raymond James	12/30/2010	Overweight	$17.00
B. Riley	4/12/2011	Buy	$17.00
DA Davidson	2/18/11	Buy	$22.00
FIG Partners	12/27/2010	Overweight	$18.50
Sandler O'Neill	12/30/2010	Buy	$18.00

Execution

- Q3 Earnings reported $3.0 million Net income, $0.66 EPS
- Annc'd purchase of La Jolla branch from FDIC
- Annc'd completion of $60M private placement
- Annc'd 100% div. increase from 5 cents/q to 10 cents/q
- Bancorp sold subordinated debt at $3.5M gain to Book value
- Full repayment of $19.3M in TARP funds
- Annc'd Purchase of San Marcos branch from FDIC

October November December

2010

Current Activities

- Upgrade systems and infrastructure
- Commercial lending rollout
- Branch acquisitions and de novo openings
- Asset purchases
- Acquisition of Whole Bank(s)

2011

Note: Market info as of 08/05/2011. The "rating" and "price target" information set forth herein was obtained from reports published by the respective securities analysts listed. The Company has no affiliation with these analysts and did not participate in the preparation of their reports. By including this rating and price target information herein, the Company does not in any way endorse or support such information or assume any responsibility for its accuracy. Nor does the inclusion of this information represent an opinion, forecast, estimate or prediction of the Company regarding the future performance of the Company or its stock price or the advisability of investing in the Company's stock. There may be analysts other than those listed herein who have issued, or in the future may issue, ratings and price targets for the Company's stock that differ materially from those contained herein. The ratings and price targets contained herein are the most recent available and are subject to change, and the Company assumes no responsibility or obligation to update this material for any such change or to continue to include ratings and/or price targets issued by any analysts, including those listed herein.

FIRST pactrust BANCORP, INC.

Market Valuation of Peers

Dividend Paying Banks, < $2.5b in Assets, Raised > $30m since 1/2009

Company Name	Ticker	City	State	Stock Price ($)	TBV ($)	Price / TBV
Bank of Commerce Holdings	BOCH	Redding	CA	3.92	4.75	82.5
CNB Financial Corporation	CCNE	Clearfield	PA	13.09	8.31	157.5
First of Long Island Corporation	FLIC	Glen Head	NY	25.55	17.99	142.0
Lakeland Financial Corporation	LKFN	Warsaw	IN	22.85	15.27	149.6
MidSouth Bancorp, Inc.	MSL	Lafayette	LA	12.92	10.57	122.2
Orrstown Financial Services, Inc.	ORRF	Shippensburg	PA	18.36	17.50	104.9
Pacific Continental Corporation	PCBK	Eugene	OR	9.01	8.22	109.6
Sterling Bancorp	STL	New York	NY	9.24	5.93	155.8
Tower Bancorp, Inc.	TOBC	Harrisburg	PA	24.17	19.41	124.5
Univest Corp of Pennsylvania	UVSP	Souderton	PA	15.01	12.73	117.9
Washington Banking Company	WBCO	Oak Harbor	WA	12.65	9.71	130.3
Average						127.0
Median						124.5
First PacTrust Bancorp, Inc.	**FPTB**	**Chula Vista**	**CA**	**11.88**	**13.91**	**85.4**

FPTB stock price would need to appreciate over 45% to reach peer median

Trading price as of August 5, 2011
Source: Bloomberg

Business Plan

2011 Goals	5 Year Objectives
✓ Further strengthen infrastructure	✓ 4% + NIM
✓ Grow core earnings by prudently deploying capital into CRE and C&I lending	✓ Low 50s efficiency ratio
✓ Further improve asset quality — Performance and systems	✓ 1.2% ROAA
✓ Grow core earnings by prudently deploying capital into CRE and SFR lending	✓ Reach critical mass (~$1 billion assets) in each of Los Angeles, Orange, and San Diego Counties.
✓ Open 3-5 de novo branches in Southern California	✓ Provide dividend growth that exceeds inflation.
✓ Complete $200 - $500 million of accretive M&A activity (where prudent)	

FIRST pactrust BANCORP, INC.

Loans and yield

- As of June 30, 2011 loan balance increased to $670 million after consecutive quarters of decline
- Launch of CRE lending platform and re-launch of SFR lending during Q2 pushed quarter end total loan balance higher
  - CRE production of $21.3 million with an average note rate of 5.75%
  - SFR production of $10.5 million with an average note rate of 5.05%

Outstanding Loan Balances
(amounts in $ millions / % annualized)


$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$706	$687	$676	$669	$670
Avg Bal	$720	$697	$686	$672	$666
Yield	4.81%	5.26%	4.94%	4.56%	4.52%

FIRST pactrust BANCORP, INC.

Deposits and cost of deposits

- ✓ As of June 30, 2011 total deposits stood at $686 million
  - — Growth from La Jolla (de novo) branch accounted for $16 million of Q2 2011 increase ($24 million YTD); opened in mid-March 2011
  - — San Marcos (de novo) branch added $1million in Q2 2011; opened in June late 2011
- ✓ Q2 2011 cost of deposits saw a favorable decline to 74 basis points
  - — Re-pricing of higher rate CDs
  - — Low cost state deposits
  - — Impact of checking and savings account sales focus


Outstanding Deposit Balances
(amounts in 4 millions / % annualized)
$750
$700
$650
$600
$550
$500
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$682	$685	$646	$634	$686
Avg Bal	$684	$684	$668	$639	$661
Cost	1.26%	1.12%	0.94%	0.80%	0.74%

Delivering Strong Earnings While Building for Growth

- Q2 2011 earnings of $1.5 million; $2.3 million year-to-date
- Improved credit quality
- Improved quality of earnings
  - Lending platforms produced $33 million of production and strong pricing
  - New branches delivering organic funding growth
  - Opportunity for further NIM expansion as FHLB advances and higher-cost CDs mature in 2011
  - Provision reflects improved credit metrics
- Q2 2011 annualized dividend rate of $0.44; up 5% from Q1
- When closed, Gateway transaction expected to be accretive to earnings

Earnings Available to Common
($ thousands / % annualized)


$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
End Bal	$(2,708)	$2,781	$1,169	$693	$1,549
ROA	-1.10%	1.40%	0.63%	0.33%	0.73%

Why Invest in First PacTrust Bancorp?

- ✓ First PacTrust is a profitable bank with a strong dividend
- ✓ First PacTrust is well-positioned to be a lead bank consolidator in Southern California
  - With a scalable balance sheet, access to fresh capital, First PacTrust Bancorp is uniquely positioned to benefit from distress in the Southern California banking environment
  - First-rate management team with a solid track record of managing and growing larger institutions in the region will continue to "unlock" value and exploit opportunities
  - Publicly traded currency
  - Scalable balance sheet and strong opportunities to prudently originate new loans in CRE, construction, and C&I asset classes
- ✓ First PacTrust offers investors an attractive investment opportunity
  - Currently trading at slight premium to tangible book value -- a significant discount to peers
  - Top notch management team
  - Quantifiable loan portfolio

Appendix A: Overview of Gateway Transaction

FIRST pactrust BANCORP, INC.

Transaction Overview

Structure	✓ Whole company acquisition of Gateway Bancorp and its wholly owned subsidiary Gateway Business Bank, including Mission Hills Mortgage Bankers, a division of the Bank
Transaction Type	✓ Stock purchase agreement
Terms	✓ Cash consideration of up to $17.0 million
Due Diligence	✓ Completed review of credit and regulatory risks
Required Approvals	✓ Approved by Gateway shareholders ✓ Standard regulatory approvals
Timing	✓ Anticipated closing no later than Q4 2011

FIRST pactrust BANCORP, INC.

Transaction Rationale

Strategic Fit

- ✓ Gateway's franchise fits within FPTB's community banking strategy
  - — Accelerates entry into Los Angeles County – Lakewood, CA
  - — Marks entry into Orange County – Laguna Hills, CA
  - — Diversifies revenue sources by adding attractive non-interest income stream from mortgage origination platform
    - This is an extension of our current residential mortgage portfolio lending activities
    - FPTB's management team has significant background in mortgage banking

Financially Attractive Deal

- ✓ Priced at 61.0% of tangible book value
- ✓ Immediately accretive to earnings per share and tangible book value per share
- ✓ Manageable risk profile
- ✓ Positions FPTB for long-term EPS growth

Expanding Our Footprint

FIRST pactrust BANCORP, INC.

Company Overview

Holding Company Name	Gateway Bancorp
Bank Name	Gateway Business Bank
Headquarters	Cerritos, CA
Date Established	3/10/1997
Depository Branches	2
Mortgage Offices	22
Administrative Offices	1
Total Assets	$ 187,096
Cash & Securities	$ 80,209
Gross Loans	$ 99,474
Total Deposits	$ 154,030
Tangible Common Equity	$ 27,618

Pro Forma Branch Map


Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Torrance
Fullerton
Moreno Valley
Garden Grove
Hemet
Long Beach
Irvine
Huntington Beach
Mission Viejo
Palm Springs
Joshua Tree
Indio
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
San Diego
Chula Vista
Tecate

- FPTB branch location
- Proposed FPTB branch location
- Gateway depository branch location*

✓ Adding 2 depository branch locations in Los Angeles County and Orange County
✓ Fits with overall branch expansion strategy
✓ Provides valuable mortgage origination platform

Source: SNL Financial as of 3/31/2011
Note: All dollars in thousands
*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Mortgage Origination Platform

- ✓ Gateway operates as Mission Hills Mortgage Bankers
  - — Founded in 1969
  - — Low risk traditional retail operation
  - — Focused on conventional conforming and FHA/VA purchase money transactions
  - — Sourced from long-term relationships with local realtors
- ✓ 22 office locations throughout California, Arizona and Oregon
- ✓ Mission Hills originated approximately $4.2 billion since 2006
  - — Prime accounted for 86% of historical volume; 99+% since 2008
  - — Average annual volume since 2006 of $839 million
  - — Majority of originations are sold servicing released through long-standing correspondent relationships with money-center banks

Historical Mission Hills Mortgage Origination Volume


$1,200
$1,000
$800
$600
$400
$200
$-
$415
$157
$11
$-
$-
2006
2007
2008
2009
2010
Prime
Other

Source: Company reports and SNL Financial
Note: All dollars in thousands

Pro Forma Map

with mortgage offices


Portland
Salem
Eugene
OREGON
IDAHO
Boise
Salt Lake City
UNITED S
NEVADA
UTAH
Reno
Sacramento
Stockton
Francisco
San Jose
CALIFORNIA
St. George
Las Vegas
Bakersfield
ARIZONA
Los Angeles
Phoenix
San Dieg
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
Magdalena de Kino
FPTB branch location
Proposed FPTB branch location
Gateway depository branch location
Mission Hills Mortgage office location

First PacTrust Bancorp, Inc.

Financial Considerations

P&L Impact	✓ Projecting $3.0+ million of annual earnings contribution from new entity ✓ Moderate cost savings assumptions and no revenue synergies ✓ One-time deal related expenses of $1.25 million, pre-tax
Consideration Structure	✓ Total consideration of up to $17.0 million divided as follows: – Up to $14.5 million initial consideration for shareholders, payable at closing – $ 2.5 million in escrow for up to 36 months to cover potential mortgage repurchase risk
Other Considerations	✓ Deal assumptions include $2.9 million contingent liability for extra coverage on potential mortgage repurchase risk

Appendix B: Additional Company Information

FIRST pactrust BANCORP, INC.

Franchise Map: Branches & Offices

Pro Forma Banking Branch Map*



Oxnard
Pasadena
San Bernardino
Pomona
Ontario
Los Angeles
East Los Angeles
Riverside
Fullerton
Torrance
Garden Grove
Moreno Valley
Palm Springs
Joshua Tree
Hemet
Indio
Long Beach
Irvine
Huntington Beach
Mission Viejo
Santa Catalina Island
Oceanside
Vista
Escondido
Anza-Borrego Desert State Park
El Cajon
Chula Vista
San Diego
Tecate
Pacific Ocean

Pro-forma map with mortgage offices



ALTA
Seattle
Spokane
Great Falls
WASHINGTON
MONTA
Helena
Walla Walla
Portland
Salem
Eugene
OREGON
IDAHO
Boise
Salt Lake City
UNITED S
Reno
Sacramento
NEVADA
UTAH
Santa Rosa
Stockton
San Francisco
San Jose
CALIFORNIA
St. George
Fresno
Las Vegas
Bakersfield
ARIZONA
Los Angeles
Phoenix
San Diego
Mexicali
Tucson
Ensenada
BAJA CALIFORNIA
Nogales
Magdalena de Kino

- FPTB branch location
- Proposed FPTB branch location
- Gateway depository branch location*
- Mission Hills Mortgage office location

*Does not include Gateway's mortgage offices

FIRST pactrust BANCORP, INC.

Pacific Trust Bank Loan Composition

Pacific Trust Bank's loan portfolio consists predominantly of 1-4 family loans making up 80% of the Bank's gross loans.

Loan Breakdown as of 6/30/11



Multifamily 5%
Consumer 3%
Land 1%
C&I 0%
Non-Residential 11%
1-4 Unit Resi 80%
1-4 Unit Resi
Non-Residential
Multifamily
Consumer
Land
C&I

- ✓ $683.2 million of gross loans
- ✓ Loans were originated at an average 58% LTV
- ✓ All underwritings used full appraisals and were reviewed by senior management
- ✓ Delinquency rate of watch list loans is low and declining
- ✓ 100% of SFR portfolio is revalued twice per year

1-4 Unit Residential	Balance
1st TD	$331,599,451
1st TD "Green" Accts	$219,146,891
2nd TD	$844,216
Total	**$551,590,558**
Non-Residential	$74,359,023
Multifamily	$32,346,880
Consumer	$18,876,857
Land	$5,142,781
C&I	$859,192

FIRST pactrust BANCORP, INC.

Pacific Trust Bank Location of SFR Loans

A large concentration of Bank SFR loans are secured by collateral located in highly desirable beach communities, while the majority of foreclosure activity in San Diego County has taken place in southern or eastern County away from the coast.

PACIFIC TRUST BANK SFR PORTFOLIO BY LOCATION

Area	# of Loans	Bal	Avg Bal	WA LTV
1. La Jolla	73	$104.5MM	$1.4M	48%
2. Pacific Beach	72	$54.5MM	$757K	59%
3. Coronado	39	$40.3MM	$1.0MM	47%
4. Rancho Santa Fe (92067)	12	$17.4MM	$1.5MM	62%
5. Rancho Bernardo (92127)	14	$12.1M	$867K	70%
6. Downtown	18	$9.1MM	$506K	85%
7. Hillcrest	18	$9.0MM	$501K	65%
8. Del Mar	10	$8.6MM	$859K	27%
9. North City West	17	$8.6MM	$505K	64%
10. Ocean Beach	12	$7.1MM	$591K	85%


Camp Pendleton
Marine Corps Base
Bonsall
Oceanside
Escondido
Ramona
Solana Beach
Poway
Santee
El Cajon
San Diego
Bonita
Chula Vista
Imperial Beach
Alp
A
B
C
D
E
F
G
H
I
J
1
2
3
4
5
6
7
8
9
10
5
805
8
56
125
14 km

FIRST pactrust BANCORP, INC.

Primary Market Area Is Recovering

First PacTrust's primary market area of San Diego has exhibited strong recovery rates in home prices.


San Diego County Home Prices (1)
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2003
2004
2005
2006
2007
2008
2009
2010
2009: 106%
2003: 101%
2010: 100%
2004: 84%
2008: 80%
2005: 67%
2007: 66%
2006: 64%
58% Avg LTV

San Diego Market

- ✓ Leading Southern California recovery
- ✓ Home price increase **9%** since 2009 as measured by S&P Case Shiller Home Price index
- ✓ Stable economy with vast and growing military presence and robust tech industry

(1) Source: S&P Case Shiller Home Price Index for San Diego County.

Credit quality and provision

- ✓ Early delinquencies at lowest level vs. past 4 quarters
- ✓ NPLs at lowest level vs. past 5 quarters
- ✓ REO increased as resolution activity matures
- ✓ ALLL reflects the improvement in credit quality
- ✓ ALLL as % NPL held constant



Allowance for Loan & Lease Losses
(amounts in $ millions / %)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

	Q2 10	Q3 10	Q4 10	Q1 11	Q2 11
ALLL	$17.7	$17.6	$14.6	$11.9	$8.4
%NPL	40.2%	46.0%	41.3%	38.8%	38.2%



Early Delinquencies & NPA Components
(amounts in $ millions)
$40
$30
$20
$10
$0

	Early DQ	NPL	OREO
Q2 10	$22.9	$29.2	$8.3
Q3 10	$27.0	$22.0	$7.8
Q4 10	$31.5	$19.9	$6.6
Q1 11	$27.2	$27.6	$6.4
Q2 11	$20.1	$14.2	$15.0

FIRST pactrust BANCORP, INC.

Summary of Asset Quality Ratios

The Company's Credit Metrics Continue to Improve

Delinquencies represent 5.24% of net loans compared to 8.17% at 1Q'10. NPL to net loans declined to 2.11%.


9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
DQ / Loans	7.81%	7.10%	7.58%	8.17%	5.24%
NPL / Loans	4.37%	3.19%	2.94%	4.12%	2.11%
Sub / Loans	8.38%	6.88%	6.13%	6.07%	5.08%
NPA / Assets	4.25%	3.45%	3.07%	4.08%	3.32%

FIRST pactrust BANCORP, INC.

Delinquent Mortgages*

The Company's total delinquencies declined by $16MM or 37% from the previous quarter.


$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0

	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11
30s	$14,077,779	$16,407,445	$21,570,618	$20,856,996	$16,071,060
60s	$8,849,494	$10,562,515	$9,946,984	$6,295,299	$3,986,727
90s	$29,161,818	$21,972,292	$19,914,161	$27,619,477	$14,241,908

*Non-performing loans (DQs 90+days) decreased by $13.4MM. Loans 30-89 days delinquent decreased by $7MM

FIRST pactrust BANCORP, INC.

Non-Performing Asset Overview

Consolidated*

The Company has $8.4 million of loan loss reserves which provide strong coverage against $14.2 million in Core NPLs The $15 million in REOs consist of 24 properties.


30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
$15,018,818
$6,725,979
7,515,928
$6,725,979
$15,132,806
$15,018,818
$6,725,979
$7,515,928
$8,431,415
Gross NPA
TDR
OREO
Core NPL
ALLL
Loan Loss Reserves
OREO
Non-Performing TDR
Performing TDR
NPL 90+ DQ

*
Numbers are consolidated net of SVA.
Gross Non-performing Assets (NPA) = Non-performing Loans (NPLs) + OREOs.
Core NPA= Loans including TDR+90 Days DQ and OREO. Core NPL is $29.3 million at March 31, 2011.
Allowance for Loan Losses includes $7.1MM of GVA and $1.3MM in SVA.
OREO includes 4 properties held at Bancorp with a aggregate book value of $7.4MM.

FIRST pactrust BANCORP, INC.

Classified/Criticized Loans

Pacific Trust Bank's classified loans decreased in 3Q10 and 4Q10 from its peak in 2Q10.



$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
$52,006,335
$55,894,626
$37,961,750
$47,398,075
$38,721,020
$41,570,201
$31,620,544
$41,558,646
$18,336,942
$34,214,652
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
Total Special Mention
Total Substandard

- ✓ Total classified loans (i.e. Substandard) totaled $34.2MM at June 30, 2011 compared to $41.6MM in 1Q11. This includes two loans rated Substandard are held at Bancorp totaling $5.1MM.
- ✓ Classified and Criticized (i.e. Special Mention) loans totaled $52.5MM, a decrease of $20.6MM or 28%.
- ✓ Loans rated Substandard include loans on non-accrual and impaired TDR.

FIRST pactrust BANCORP, INC.

Summary of Classified Loans

Most of the Company's Classified Loans are performing and earning interest income.

Reason for SM Classification	# of Loans	Balance	% of SM Loans
60 Days DQ	4	$3,149,320	17%
Current but past due 1 or more times in past 6 months	16	$8,411,398	46%
Performing TDR on accrual	7	$3,817,415	21%
Performing TDR on non-accrual	8	$2,625,198	14%
Non-Performing TDR	1	$333,700	2%
Total SM Loans 6/31/11:	**36**	**$18,337,031**	

Reason for Sub Classification	# of Loans	Balance	% of Sub
Non-Performing (90+ Days DQ)	16	$13,907,255	41%
60 Day DQ	2	$1,302,944	4%
Relationship	15	$10,779,968	32%
Performing TDR on Non-Accrual	7	$4,629,160	14%
Performing TDR on Accrual	2	$3,595,325	11%
Total Sub Loans 6/30/11:	**42**	**$34,214,652**	

- ✓ 81% of Special Mention loans are performing.
- ✓ 56% of Substandard loans are performing.
- ✓ Of the15 loans rated Substandard due to relationship to problem assets 6 with an aggregate total of $8.5MM are expected to be upgraded due to problem loan being resolved.

FIRST pactrust BANCORP, INC.

TDR- Pacific Trust Bank

Performing TDR are well seasoned with solid yields

Payments	# of Loans	Book Value	Avg Loan Size	Weighted Avg Int Rate
1 Payment	2	$687,678	$343,839	10.53%
2 Payments	0	N/A	N/A	N/A
3 Payments	0	N/A	N/A	N/A
4 Payments	0	N/A	N/A	N/A
5 Payments	0	N/A	N/A	N/A
6 Payments	2	$2,715,819	$1,357,909	4.67%
7 Payments	0	N/A	N/A	N/A
8 Payments	1	$415,296	$415,296	6.87%
9 Payments	0	N/A	N/A	N/A
10 Payments	3	$3,293,494	$1,097,831	5.93%
11 Payments	1	$319,977	$319,977	5.60%
12+ Payments	15	$5,801,676	$386,778	5.34%
Total	24	$13,233,939	$551,414	5.68%

- ✓ 24 TDRs valued at $13.2 million are performing and earning interest income
- ✓ 6 TDRs with balance of $6.7 million are nonperforming
- ✓ 15 TDR valued at $7.3 million are on non-accrual and interest income is recognized on a cash basis until they perform for 6 consecutive months
- ✓ Weighted average interest rate of performing TDR is 5.68%

(1) All balances are net of SVA

FIRST pactrust BANCORP, INC.

HELOC- Pacific Trust Bank

Most of our "HELOCS" are *FIRST TRUST DEED* "GREEN" ACCOUNTS

Call Report data shows $214 million of "HELOCS" which are primarily 1st TD mortgages to high net worth borrowers.

- ✓ 1st TD HELOCs have:
  - Average FICO score at origination of 743
  - Weighted average original LTV ratio of 56%
  - Average Debt-to-Income ratio of 34.6%
- ✓ Pacific Trust Bank's quarterly risk management practices for 1st TD HELOC include:
  - A reduction in credit limits if a loan's refreshed LTV ratio exceeds 100%
  - Suspension of credit line if net advances exceed principal pay downs

FIRST pactrust BANCORP, INC.

OREO – Bancorp and Bank

- As of June 30, 2011, OREO balances totaled $15.0 million
  - Pacific Trust Bank holds 19 OREO assets (all single-family homes) with a net value of $7.6 million
  - Bancorp holds 4 OREO assets including 2 land, 1 construction and 1 SFR with an aggregate value of $7.4 million; represents 49% of total OREO; balances have been written down to less than 20% of original loan amounts
- All OREO is carried at levels no more than 91% of the most recent appraised value.


OREO
(amounts in $ millions)
$1.4
$2.0
$2.1
$1.9
$7.6
Asset 1
Asset 2
Asset 3
Asset 4
All Other

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include tangible common equity, tangible common equity per share and core earnings.

Tangible common equity and tangible common equity per share are calculated by excluding preferred equity from stockholders' equity (of which we currently have none) and excluding any intangible assets (of which we currently have none) from assets. We believe that this is consistent with the treatment by our regulatory agency, which excludes any intangible assets from the calculation of risk-based capital ratios. Accordingly, management believes that these non-GAAP financial measures provide information to investors that is useful in understanding the basis of our risk-based capital ratios. Management also believes that core earnings is a useful measure of assessing our operating performance.

Reconciliations of the non-GAAP measures to the comparable GAAP measures are provided below.

The following table presents a reconciliation of tangible common equity to stockholders' equity (dollars in thousands):

		6/30/11
Stockholders' equity	$	160,475
Less: Intangible assets		0
Tangible common equity		160,475

The following table presents a reconciliation of tangible common equity per share to stockholders' equity per share:

		6/30/11
Stockholders' equity per share	$	13.91
Less: Effect of intangible assets		0.00
Tangible common equity per share		13.91

FIRST pactrust BANCORP, INC.

Non-GAAP Financial Information

(Continued)

The following table presents a reconciliation of core earnings to net income (dollars in thousands):

		6/30/11
Net income	$	1,549
Less: Gain-on-sale of securities (net of tax)		760
Add: Non-core change of control payment (net of tax)		-
Add: Non-core professional service & other expense (net of tax)		166
Core earnings		955